UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                            -------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                April 1, 2003
              Date of Report (Date of earliest event reported)

 Commission         Registrant; State of Incorporation;          IRS Employer
File Number            Address; and Telephone Number          Identification No.

   1-9513                 CMS ENERGY CORPORATION                38-2726431
                         (A Michigan Corporation)
                     Fairlane Plaza South, Suite 1100
                           330 Town Center Drive
                         Dearborn, Michigan 48126
                              (313) 436-9261


   1-5611                CONSUMERS ENERGY COMPANY               38-0442310
                         (A Michigan Corporation)
                         212 West Michigan Avenue
                             Jackson, Michigan
                              (517) 788-1030


   1-2921               PANHANDLE EASTERN PIPE LINE             44-0382470
                                  COMPANY
                       (A Delaware Corporation)
                  5444 Westheimer Road, P.O. Box 4967
                       Houston, Texas 77210-4967
                            (713) 989-7000

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ITEM  7. EXHIBITS

         (c)     Exhibits:

                 99 - CMS Energy Corporation Press Release dated April 1, 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION


On April 1, 2003, CMS Energy Corporation issued a Press Release in which it announced 2002 results, reaffirmed 2003 earnings guidance, provided an update on its financial improvement plan, and announced the completion of its 2000 and 2001 reaudit. Attached as Exhibit 99 to this report and incorporated herein by reference is a copy of the CMS Energy Press Release.

The Press Release contains "forward-looking statements" within the meaning of the safe harbor provisions of the federal securities laws. It should be read in conjunction with the forward-looking statements cautionary factors in CMS Energy's Securities and Exchange Commission filings that identify important factors that could cause CMS Energy's results to differ materially from those anticipated in such statements.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                           CMS ENERGY CORPORATION

Dated:  April 1, 2003

                                    /s/ Thomas J. Webb
                           By:      --------------------------------------------
                                    Thomas J. Webb
                                    Executive Vice President and Chief
                                    Financial Officer

                           CONSUMERS ENERGY COMPANY

Dated:  April 1, 2003

                                    /s/ Thomas J. Webb
                           By:      --------------------------------------------
                                    Thomas J. Webb
                                    Executive Vice President and Chief
                                    Financial Officer



                           PANHANDLE EASTERN PIPE LINE COMPANY

Dated:  April 1, 2003

                                    /s/ Thomas J. Webb
                           By:      --------------------------------------------
                                    Thomas J. Webb
                                    Executive Vice President and Chief
                                    Financial Officer